Exhibit 99.1

Solera Holdings, Inc. Announces Early Termination of Hart-Scott-Rodino Waiting Period

WESTLAKE, Texas—October 13, 2015—(PRNewswire)—Solera Holdings, Inc. (NYSE: SLH) (“Solera”, the “Company”, “we”, “us” or “our”) today announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to its proposed acquisition by an affiliate of Vista Equity Partners (“Vista”), was terminated by the United States Federal Trade Commission on October 9, 2015.

As previously announced on September 13, 2015, Solera and Vista have entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which an affiliate of Vista will acquire Solera in a transaction valued at approximately $6.5 billion (the “Merger”), including the existing net debt of Solera. Termination of the HSR Act waiting period is one of the specified conditions to which closing of the Merger is subject.

The completion of the Merger remains subject to certain other closing conditions, including adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain other non-United States regulatory approvals.

About Solera

Solera is a Delaware corporation and is headquartered in Westlake, Texas. The Company is a leading provider of risk and asset management software and services to the automotive and property marketplace, including the global property and casualty insurance industry. Solera is active in over 75 countries across six continents. The Solera companies include: Audatex in the United States, Canada, and in more than 60 additional countries; HPI, CarweB and CAP Automotive in the United Kingdom; Informex in Belgium and Greece; Sidexa in France; ABZ and Market Scan in the Netherlands; Hollander, serving the North American recycling market; AUTOonline, providing salvage disposition in a number of European and Latin American countries; IMS, providing medical review services; Explore, providing data and analytics to United States property and casualty insurers; Identifix, providing solutions for the service, maintenance and repair (“SMR”) market; AutoPoint and DMEautomotive, providing data-driven tools to enhance SMR experiences and facilitate customer retention and marketing solutions for the retail automotive industry; and I&S, a provider of software and business management tools, third-party claims administration, first notice of loss and network management services to the U.S. auto and property repair industries, specializing in glass claims. For more information, please refer to Solera’s website at www.solera.com.

About Vista Equity Partners

Vista Equity Partners, a U.S.-based private equity firm with offices in Austin, Chicago and San Francisco, with more than $14 billion in cumulative capital commitments, currently invests in software, data and technology-based organizations led by world-class management teams with long-term perspective. Vista is a value-added investor, contributing professional expertise and multi-level support towards companies realizing their full potential. Vista’s investment approach is anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions, and proven management techniques that yield flexibility and opportunity in private equity investing. For more information, please visit www.vistaequitypartners.com.

Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements about the expected completion of the Merger and Vista’s ability to consummate the Merger (including but not limited to Solera stockholder approval and the receipt of all remaining required regulatory approvals). These statements are based on our current expectations, estimates and assumptions, and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in the Merger and our business, including, without limitation: the risk that Solera stockholders do not approve the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the response by stockholders to the Merger; the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; the failure to obtain the necessary funding under the financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; risks related to disruption of Solera management’s attention from Solera’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on Solera’s relationships with its customers, suppliers, operating results and business generally; the risk that any announcements relating to the Merger could have adverse effects on the market price of Solera’s common stock; the outcome of any legal proceedings related to the Merger; Solera’s ability to recognize expected benefits of the Merger; risks related to employee retention as a result of the Merger; the risk that the Merger will not be consummated within the expected time period or at all; our ability to successfully introduce new software and services (including but not limited to our risk and asset management platform and our Digital Garage software application); our dependence on a limited number of key personnel; risks associated with the uncertainty in and volatility of global economic conditions; effects of competition on our software and service pricing, as well as our business; rapid technology changes in our industries, which could affect customer decisions regarding the purchase of our software and services; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including regulatory matters; risks associated with operating a diversified business in multiple countries; our reliance on third-party products and data sources; our reliance on a limited number of customers for a substantial portion of our revenues; and effects of security breaches on our business and reputation. For a discussion of these and other factors that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Solera is under no obligation to (and specifically disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed acquisition of Solera by Vista. In connection with the proposed acquisition, Solera and Vista intend to file relevant materials with the SEC, including Solera’s definitive proxy statement on Schedule 14A, a preliminary version of which has been filed with the SEC. STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SOLERA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, or via Solera’s Investor Relations section of its website at www.solera.com or by contacting Solera’s Investor Relations Department at

(817) 961-2097.

Participants in Solicitation

This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Solera and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding Solera’s directors and executive officers is contained in Solera’s proxy statement dated October 6, 2014, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Solera’s 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, by reading the definitive proxy statement regarding the acquisition, a preliminary version of which has been filed with the SEC.

Contacts

Solera Holdings, Inc.

Press & Media, Angela Vargo, (817) 961-4772, angela.vargo@solera.com

Investor Relations, (817) 961-2097

Vista Equity Partners

Alan H. Fleischman, (301) 642-8968, afleischmann@laurelstrategies.com